                                                                   Exhibit 10.44

IBM BUSINESS PARTNER AGREEMENT
IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR
REMARKETING
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THESE TERMS OF THIS ATTACHMENT PREVAIL OVER THE DOCUMENTS REFERRED TO BELOW.
MODIFICATIONS TO THE OTHER DOCUMENTS APPLY ONLY IN YOUR ROLE AS A SOLUTION PROVIDER - REMARKETER OF IBM GLOBAL SERVICES' NETWORK SERVICES.

1.   DEFINITIONS

     THE FOLLOWING TERMS MODIFY THE "DEFINITIONS" SECTION OF THE GENERAL TERMS:

     CUSTOMER is a party to whom you remarket Eligible Services and provide User Identifications. A Customer may not remarket an Eligible Service. A Customer may authorize End Users to access and use an Eligible Service for the Customer's business purposes only.

     END USER is any party accessing an Eligible Service, including programs, data, or equipment within an Eligible Service, using User Identifications obtained from a Customer or any other authorization means the Customer controls. An End User may not remarket or authorize other parties to access an Eligible Service.

     Except for this Attachment, all occurrences of the term "End User" are replaced by the term "Customer."

     ELIGIBLE SERVICE is a Service that we approve you to remarket.

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Each of us agrees that the complete agreement between us about this transaction consists of 1) this Attachment and 2) the IBM International Customer Agreement (or any equivalent agreement signed by both of us).

Agreed to:                         Agreed to:
QUICKRESPONSE SERVICES             INTERNATIONAL BUSINESS MACHINES CORPORATION


By /s/ Lynn Hazlett                By: /s/ Al Giffin         January 15, 1998
   ------------------------------     ------------------------------------------
   Authorized Signature               Authorized Signature

Name (type or print):LYNN HAZLETT  Name (type or print): AL GIFFIN
Date: 12/31/97                     Date: 12/31/97
                                   Agreement Number
Customer Lead Company address:     IBM LEAD COMPANY ADDRESS:
QUICKRESPONSE SERVICES             IBM CORPORATION
1400 MARINA WAY SOUTH              3405 DR. MARTIN LUTHER KING JR. BLVD.
RICHMOND, CA 94804                 TAMPA, FL 33607
                                   ATTENTION:     ORDER SUPPORT SERVICES


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AFTER SIGNING, PLEASE RETURN A COPY OF THIS AGREEMENT TO THE "IBM LEAD COMPANY
ADDRESS" SHOWN ABOVE.
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                                     Page 1 of 20

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     CUSTOMER PREMISES EQUIPMENT (CPE) is equipment, its features, conversions, upgrades, elements, accessories, licensed internal code, software, or any combination of them that we locate and install on your, your Customer's, or an End User's premises for the purpose of providing a Service. The term Customer Premises Equipment does not include Machines sold or leased to you by IBM.

     SERVICE START DATE of an Eligible Service is the date the Eligible Service is made available to you or your Customer.

     USER IDENTIFICATION is a code or codes, such as a user ID or password, which enables approval or access to programs, data, or equipment through a Service.

2.   OUR RELATIONSHIP

     THE FOLLOWING TERMS MODIFY THE SUBSECTION ENTITLED "RESPONSIBILITIES" OF THE "OUR RELATIONSHIP" SECTION OF THE GENERAL TERMS:

     14. each of us will comply with the highest ethical principles in performing under this Agreement. Neither of us will offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of the other party, directly or indirectly. Either of us may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when either of us reasonably believes such a breach has occurred.

     THE FOLLOWING TERMS MODIFY THE SUBSECTION ENTITLED "OTHER RESPONSIBILITIES" OF THE "OUR RELATIONSHIP" SECTION OF THE GENERAL TERMS:

     You agree:

     1. to pay charges for all Eligible Services usage incurred by any means by you directly or through resale;
     2. to be responsible for charges and damages resulting from use of User Identifications under your control;
     3. to 1) comply, 2) require your Customers to comply and 3) require your Customers to have their End Users comply, with all laws, regulations, and conventions, including, but not limited to, those related to data privacy, international communications, consumer transactions, and exportation and importation of technical or personal data applicable to the use of Eligible Services under this Agreement;
     4. to inform your Customers, and have your Customers inform their End Users, that each, as applicable, is responsible for obtaining all necessary governmental, regulatory, or statutory approvals for their use of the Eligible Services, and to obtain any required permission if they use an Eligible Service to copy, download, display, distribute, or execute programs or perform other works;
     5. never to conduct any illegal activity using the Eligible Services, or engage in other disruptive activities, including, but not limited to, spamming, flaming, or unauthorized entry into computer systems. We may immediately suspend access or terminate an Eligible Service for failure to abide by this requirement;
     6. that you, and to inform your Customers that they, are responsible for data, programs, or other material provided by either of you for use with an Eligible Service, and for ensuring that --
          a. your use, and informing your Customers that their use, of an Eligible Service to provide data, programs, or other material does not result in our violating anyone's rights, and
          b. the disclosure or use of the data, programs or other material through the Eligible Service does not breach any contractual relationship;

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     7.   before your Customers' End Users access an Eligible Service, to require your Customers to inform the End Users, in writing, of the applicable terms of this Agreement (for example, the Eligible Services warranty) and that we have no liability to such End Users;
     8. to inform your Customers, and require them to inform their End Users, that we are not responsible for the content of the information and data that either of them transmit using our Eligible Services;
     9. to provide required marketing and support activities to your Customers and their End Users, including installation and application assistance and technical support. We provide marketing and technical support to you (and not to your Customers or their End Users);
     10. to report, or have your Customers report promptly to us, all suspected and actual problems with Eligible Services;
     11.  to assist us in tracing and locating Equipment;
     12. to keep records of your Customers and the Eligible Services they use, including, as applicable, identification of the Eligible Service provided, the date of your Customer's initial access to an Eligible Service, and the Customer's name and address;
     13. to require your Customers to keep a record of End Users outside the Customer's Enterprise including the name and address of the End User, the date of initial Eligible Service access by the End User, and the Eligible Service provided by location of each Eligible Service transaction, including sales, credits, and warranty claims, for five years;
     14. to make reasonable efforts to conduct business activities with us (including order entry) using our automated electronic system, if available;
     15. to arrange for your marketing and support personnel to attend training courses we provide within one year of the commencement date of this Agreement or within the first year that you assign additional personnel to perform a particular function. We will inform you of the courses we provide. We provide required education courses to you on a tuition-free basis; however, you are responsible for travel expenses, lodging and meals, and expenses for educational materials not included in the tuition fee;
     16. to appoint a service administrator as your contact with us to resolve network operational problems, order Eligible Services and authorize others to do so; and
     17. not to assign, or other transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Notwithstanding the foregoing, you may assign this Agreement, solely with respect to IBM Global Services' Network Services, to Related Companies within your Enterprise to the extent permitted by law. Otherwise, any attempt to do so is void.

     ITEM 9 IS DELETED.

     THE FOLLOWING TERMS MODIFY THE SECOND SENTENCE OF THE FIRST PARAGRAPH OF THE SUBSECTION ENTITLED "OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT" OF THE "OUR RELATIONSHIP" SECTION OF THE GENERAL TERMS:

     You agree to provide us with relevant records on our reasonable advance written request.

     THE REMAINDER OF THE PARAGRAPH IS UNCHANGED.


3.   CONFIDENTIAL INFORMATION

     A NEW ITEM IS ADDED TO THE LIST IN ITEM F OF THE "CONFIDENTIAL INFORMATION" SECTION OF THE GENERAL TERMS:

     4) technical information.

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4.   INTERNAL USE

     THE FOLLOWING TERMS REPLACE THE "INTERNAL USE PRODUCTS" SECTION OF THE GENERAL TERMS:

     You may acquire any IBM Global Services' Network Services for your internal use. We describe in writing how you may use such Services in advance of your acquiring them. Your use of IBM Global Services' Network Services will count toward your revenue attainment.

5.   ORDERING AND DELIVERY

     THE FOLLOWING TERMS REPLACE THE TERMS OF THE "ORDERING AND DELIVERY" SECTION OF THE REMARKETER TERMS ATTACHMENT IN ITS ENTIRETY:

     You may order Eligible Services from us as we specify in an Exhibit. We accept your order either by communicating to you in writing, including electronic communication (for example, sending you an order confirmation or an invoice), or by providing the Eligible Service to you. You agree to order Eligible Services in sufficient time for them to count toward your minimum attainment objectives, if applicable.

     Although we do not warrant installation and availability dates, we will use reasonable efforts to meet your requested installation and availability dates.

     An order may not be modified within 10 business days of the Eligible Service's estimated installation or availability date. We may not be able to honor a request for cancellation if it is received less than 10 business days before the Eligible Service's estimated installation date or Service Start Date. If a cancellation charge applies, we will specify the cancellation percentage in the Exhibit. We will advise you if the cancellation charge applies to an order you cancel.

6.   PRICE, INVOICING, PAYMENT AND TAXES

     THE FOLLOWING TERMS REPLACE THE SUBSECTION ENTITLED "PRICE AND DISCOUNT" AND THE SUBSECTION ENTITLED "PRICE AND DISCOUNT CHANGES" IN THE "PRICE, INVOICING, PAYMENT AND TAXES" SECTION OF THE REMARKETER TERMS ATTACHMENT.

     PRICE AND DISCOUNT

     The amount payable for an Eligible Service will be based on one or more of the following charges:

     1.   one-time (for example, Eligible Service installation charges);
     2.   recurring (for example, a periodic charge for Eligible Services);
     3.   usage (for example, network traffic charges).

     Charges for Eligible Services are billed, as we specify in a transaction document, in advance, periodically during the provision or performance of the Eligible Service, or after the Eligible Service is completed.

     We specify discountable and non-discountable charges, adjustment charges, credits, and education and reporting requirements in a transaction document.

     For a discounted-charge Eligible Service, we will reduce your charges by the applicable discount percent we specify in an Exhibit.

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     PRICE AND DISCOUNT CHANGES

     We will not increase the Eligible Service charges during the first year of the contract period. Thereafter, we may increase Eligible Service charges by giving you three months' written notice except for one-time charges which we may increase without notice. However, an increase to one-time charges does not apply to you if 1) we receive your order before the announcement date of the increase and 2) we make the Eligible Service available to you within three months after our receipt of your order. Increases become effective on the first day of a month. If the effective date as we specify in the notice is other than the first day of a month, the increase applies on the first day of the following month.

     When the cumulative effect of an increase in Eligible Service charges in any one year of the contract period results in a change to our invoice to you of more than six (unless we specify otherwise in writing) percent (determined by recalculating your last invoice using the new charges), you may terminate this Attachment by giving us written notice. We must receive the notice before the effective date of the change.

     For one-time charges, you receive the benefit of a price decrease when the Service Start Date occurs on or after the effective date of the decrease.

     For recurring charges and usage charges, you receive the benefit of a decrease on the first day of the month following the effective date of the decrease.

7.   WARRANTY FOR ELIGIBLE SERVICES

     The following terms replace the "Installation and Warranty" section of the Remarketer Terms Attachment in its entirety:

     For each Eligible Service, we warrant that we provide it:

     1.   using reasonable skill and care; and
     2. according to its current description contained in a transaction document.

     We do not warrant uninterrupted or error free operation of an Eligible Service. We will identify in a transaction document Eligible Services that we do not warrant.

     The warranty will be voided by misuse, accident, modification, unsuitable physical or operating environment, improper maintenance by you, or failure caused by a service or program for which we are not responsible.

     You will afford us the opportunity to correct any deficiency in an Eligible Service before being found in breach of our obligations under this Agreement. You will permit us to take all reasonable and appropriate measures to restore the Eligible Service to conform to its description. In addition, we may, at our option, substitute for or add to Eligible Services and take such other measures as may be necessary, in each case, to correct an Eligible Service deficiency.

     We are not responsible for the selection of, use of, and results obtained from, Eligible Services by you, your Customers, or their End Users.

     You are not authorized to make any warranty commitment, whether written or oral, on our behalf.

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     THESE WARRANTIES ARE YOUR EXCLUSIVE WARRANTIES AND REPLACE ALL OTHER
     WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     WE ARE NOT RESPONSIBLE FOR INVALID DESTINATIONS AND TRANSMISSION ERRORS IN, CORRUPTION OF, OR THE SECURITY OF YOUR INFORMATION CARRIED OVER FACILITIES OF THIRD PARTY PROVIDERS OF COMMUNICATION CIRCUITS AND ASSOCIATED EQUIPMENT. WE DO NOT GUARANTEE THAT OUR SECURITY PROCEDURES WILL PREVENT THE LOSS OF, ALTERATION OF, OR IMPROPER ACCESS TO, YOUR INFORMATION.

     Unless we specify otherwise, we provide non-IBM Eligible Services and Programs WITHOUT WARRANTY OF ANY KIND. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you. Warranty terms for Programs are described in the Program's license terms. For non-IBM Eligible Services and Programs we approve you to market, you agree to inform your Customers in writing 1) that the Eligible Services and Programs are non-IBM, 2) of the applicable manufacturer's or supplier's warranty (if any), and 3) of the procedure to obtain warranty service.

     You are responsible for all programs, data, or equipment you, your Customers, or their End Users provide which you, your Customers, or their End Users use to access the network.

8.   ACCESS TO ELIGIBLE SERVICES

     The following terms are in addition to the terms of the Remarketer Terms
     Attachment:

     We will provide User Identifications to you which enable access to Eligible Services. You may authorize the Customer to use an Eligible Service by providing a User Identification to that Customer. The Customer may in turn provide to their End Users User Identifications for their use of the Eligible Services. You are responsible for the control and distribution of User Identifications to Customers. You will require your Customers to be responsible for the control and distribution of User Identifications to End Users. We have no responsibility for misuse of User Identifications we provide to you.

     You agree to notify us in writing of a newly authorized Customer and of the User Identifications assigned to that Customer. You also agree to provide us with all information we require to enable your Customers and their End Users to access an Eligible Service (or to terminate such access).

     We may withdraw access to an Eligible Service from you when, in our reasonable, good faith opinion, you, your Customers, or their End Users cause any part of an Eligible Service to malfunction or if there is a failure to make changes which, in our reasonable judgment, are necessary to correct malfunctions. We will restore the Eligible Service when the problem has been corrected to our reasonable satisfaction.

     No Customer or End User shall be a third party beneficiary under this Agreement, nor shall any Customer or End User have any rights under this Agreement. We shall not have any obligation or liability to any Customer or End User.


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9.   CUSTOMER PREMISES EQUIPMENT

     THE FOLLOWING TERMS ARE IN ADDITION TO THE TERMS OF THE REMARKETER TERMS ATTACHMENT.

     We may provide Customer Premises Equipment to be installed on your, your Customer's, or your Customer's End User's premises for the purpose of providing an Eligible Service. The Customer Premises Equipment is, and will remain, our or our lessor's asset and will not become your, your Customers, nor your Customer's End User's fixture or realty.

     Certain Customer Premises Equipment may contain licensed internal code. We will identify this Customer Premises Equipment to you. Such Customer Premises Equipment may be subject to additional terms we specify.

     No right, title, or interest in or to the Customer Premises Equipment, or licensed internal code associated with it, or any related planning information, is passed. However, we will use such Customer Premises Equipment to provide Eligible Services to you, your Customers, and their End Users.

     As appropriate, we will provide you physical planning information for the Customer Premises Equipment. You will ensure that your Customers, and require that your Customers ensure that their End Users, comply with that information in order to provide an environment meeting our specifications.

     OUR RESPONSIBILITIES

     We agree to:

     1. install at your, your Customers' or their End Users' sites (unless we specify otherwise), the Customer Premises Equipment we provide;
     2.   maintain the Customer Premises Equipment; and
     3. be responsible for all dismantling, return, removal, and shipping charges for the Customer Premises Equipment.

     YOUR RESPONSIBILITIES

     You agree that you, your Customers, and that your Customers require their End Users, as applicable, to:

     1. be responsible for loss of or damage to the Customer Premises Equipment to the extent caused by your, your employees', your agents', your Customers' or their End Users' intentional acts or negligence;
     2. provide us or our designee with all assistance reasonably necessary to permit us access to applicable sites to perform inspection, installation, preparation for return, or maintenance as is appropriate;
     3. provide, at no cost to us, adequate security to protect the Customer Premises Equipment from theft, loss, damage, or misuse;
     4. allow us to install mandatory engineering changes (such as those required for safety) on Customer Premises Equipment;
     5. return to us, or permit us or our designee to remove at our discretion, the Customer Premises Equipment and physical planning documentation at the expiration or termination of the Eligible Service;

                                     Page 7 of 20
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     6.   not alter the Customer Premises Equipment and any licensed internal code associated with it in any manner, not move it to other locations, nor transfer it to anyone else without our prior written approval;
     7. keep the Customer Premises Equipment free from all liens, charges, or encumbrances; and
     8. affix on the Customer Premises Equipment any reasonable marking or label we require, as we specify.

     Additionally, you agree that you or your Customers, as applicable, will provide and pay for the physical space and electrical power for the Customer Premises Equipment at applicable sites.

10.  CUSTOMER TRANSMITTED DATA

     The following terms are in addition to the terms of the Remarketer Terms
     Attachment:

     We maintain security procedures for your data while it is stored on or transmitted over equipment and facilities we control. You are responsible for management of your data stored on or transmitted over our network.
     Such management includes, but is not limited to, backup and restoration of data, erasing data from disk space you control, and your selection and use of the security features and options that we provide as Eligible Services. Apart from Eligible Services we provide, you are responsible for developing and maintaining management and security procedures you deem appropriate, such as application logon security and encryption of data, to protect your information.

     Solely for the purposes of network maintenance, we may need to view and work with portions of the data you transmit over our network such as address header information. You agree that we may use, copy, display, store, transmit, translate, rearrange or reformat, view and distribute your data domestically and internationally for such purposes. We agree not to reverse assemble, reverse compile, or to disclose to third parties the information that you transmit over our network while using the Eligible Service (unless required by law, court order, an authorized government entity, or as otherwise authorized by you).

     Each of us agrees that access to ideas, concepts, know-how, and techniques contained in data viewed or worked with during network maintenance pursuant to the Agreement and retained in our employees' memories will not prohibit or prevent either of us from developing or marketing any service or product.

     You will take appropriate measures to inform your Customers, and require that they inform their End Users, of these provisions.

11.  CHANGES TO AND TERMINATION OF ELIGIBLE SERVICES

     THE FOLLOWING TERMS ARE IN ADDITION TO THE TERMS OF THE REMARKETER TERMS ATTACHMENT.

     We may, at our sole discretion and without liability to you, implement a change to an Eligible Service or our network. However, we will give you three months' written notice of a substantial change to an Eligible Service's terms or description. We will give you one year's written notice if we terminate an Eligible Service (or if we change this one year notice period). However, if a third party claims, such claim having in our good faith, reasonable judgment a substantial probability of success, that a Product, Customer Premises Equipment, or application program that we provide as part of an Eligible Service infringes a patent or copyright, we reserve the right to terminate the Eligible Service effective immediately. We will use reasonable efforts to replace the Eligible Service with one that is at least functionally equivalent, or, if that is not reasonably possible, give you a prorated credit for any charges you paid in advance for the Eligible Service.


                                     Page 8 of 20
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     We will give you three months' written notice if we change invoicing procedures.

     You agree to give us one month's written notice to terminate your use of, or remarketing of, an Eligible Service. The termination will be effective at that month's end.

12.  GENERAL

     THE FOLLOWING TERMS ARE IN ADDITION TO THE TERMS OF THE REMARKETER TERMS ATTACHMENT.

     Except for the right to use application programs that we authorize you, your Customers or End Users to access through the Eligible Services, we grant no other rights to those programs to you, your Customers or End Users.

     Our network is generally available 24 hours a day, seven days a week. We reserve the right to schedule reasonable hours for maintenance or network changes at our discretion.

13.  ENDING THE AGREEMENT

     THE FOLLOWING TERMS MODIFY THE "ENDING THE AGREEMENT" SECTION OF THE REMARKETER TERMS ATTACHMENT:

     The second and third paragraphs are replaced:

     If either of us terminates for cause, the terminating party shall allow the other a reasonable opportunity to cure. If the breaching party fails to do so, the date of termination is that specified in the notice.

     However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on 30 days' written notice. Examples of such breach by you are: if you do not maintain reasonable customer satisfaction; if you do not materially comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

     THE FOLLOWING IS AN ADDITIONAL PARAGRAPH:

     Both of us agree that in the event either of us decides to end this Agreement for reasons other than material breach, we will mutually develop a disengagement plan and a reasonable schedule, then implement the plan to terminate our respective activities under this Agreement.

14.  COUNTRY UNIQUE TERMS

     ASIA PACIFIC

     AUSTRALIA

     Eligible Services and Products are provided by Advantra Pty. Ltd. in Australia.

     INDONESIA

     Products and Eligible Services are provided by PT Sistelindo Mitralintas in Indonesia.

     The following modifies the definition of Enterprise in section 1 of the General Terms.


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     1.   DEFINITIONS

     "including the Service Provider Company's agent in Indonesia, PT Sistelindo Mitralintas, a corporation established and domiciled in Jakarta, Indonesia."

     2.   AGREEMENT STRUCTURE AND CONTRACT DURATION

     Add the following:

     All orders must be confirmed in writing.

     REMARKETER TERMS ATTACHMENT

     4.   PRICE, INVOICING, PAYMENT AND TAXES

     Add the following:

     You may withdraw a Product from an order or terminate an Eligible Service to which an increase applies by providing us with written notice within one month of the date of our notice of increase.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     13.  ENDING THE AGREEMENT

     The following sentence is added:

     A termination hereunder shall not require a court decree; we both waive in this regard the provision in article 1266 of the Indonesian Civil Code, 2nd, 3rd and 4th paragraphs to the extent the article provision requires such court decree for the termination of an agreement creating mutual obligations.

     9.   CUSTOMER PREMISES EQUIPMENT

     The first two paragraphs are replaced with the following:

     We will, if applicable, provide CPE specified in the local Agreement Transaction Document to be installed on your premises for the purpose of providing a Service. The CPE is and will remain the asset of the Service Provider Company or its lessor and will not become a fixture or realty. Certain CPE may contain licensed internal code. We will specify this in the local Agreement Transaction Document.

     MALAYSIA

     Services and Products are provided by IBM VADS SDN BHD in Malaysia.

     The following terms modify sections 9 and 16 in the General Terms.

     9.   LIMITATION OF LIABILITY

     Our liability for actual damages from any cause whatsoever will be limited to the lesser of:

     a)   RM75,000 or

     b) the total amount invoiced for your use of the Eligible Service which is the subject of the action during the previous twelve months before the cause of action arose.

     16.  GOVERNING LAW

     Any dispute arising in connection with this Agreement which cannot be settled by negotiation between the parties or their representatives shall be submitted to arbitration in accordance with the Rules for Arbitration of the Kuala Lumpur Regional Arbitration Centre.

     The following new section is added to the IBM Global Services' Network Services Attachment for Remarketing following section 14.

     15.  LICENSE

     The Eligible Services are made available in accordance with the terms of the license for Value Added Network Services granted by the government of Malaysia in 1991. In the event that such license or any successor thereof or VADS SDN BHD's registration thereunder is revoked, terminated or amended, VADS SDN BHD's shall, notwithstanding any other terms, have the right to terminate this Agreement or amend it accordingly on three months' notice.

     SINGAPORE

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     1.   DEFINITIONS

     The following sentence is added to the definition of "End User:"

     "The Eligible Services are provided solely for your own use and are not to be provided by you to others. We reserve the right to withdraw access to the Services should you be found to be in breach of this condition."

     4.   CHARGES AND PAYMENT

     The following terms are added:

     Usage charges are payable up-front if a) they are for the minimum usage specified, and b) you buy units at up-front prices.

     "If we have agreed not to change specified charges to you over a specified period (period type charges), changes to those charges will not apply to you until expiration of the protection period.

     The following terms modify section 9 in the GENERAL TERMS.

     9.   LIABILITY

     The following paragraph replaces item 3 in the first paragraph.

     "Our liability for actual damages to you, from any cause whatsoever, will be limited to the greater of S$100,000 or the total amount invoiced for your use of the Eligible Service which is the subject of the action during the previous twelve months before the cause of action arose. This limitation will apply regardless of the form of action, whether in contract or in tort including negligence. This limitation will not apply to payments referred to in Section 8 Patents and Copyrights, and to claims for bodily injury or damage to real property for which we are legally liable."

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     9.   CUSTOMER PREMISES EQUIPMENT

     The term "CPE" in this section does not apply to equipment purchased by you where the asset title passes to you.

     SOUTH KOREA

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     9.   CUSTOMER PREMISES EQUIPMENT

     The following is added at the end of this section:

     "Each of us will use only communication equipment of the type approved by the Ministry of Communication."

     TAIWAN

     Eligible Services and Products are provided by Global Communications Network (GCN Taiwan) in Taiwan.

     THAILAND

     Services are provided by Thai GlobalNet Services Company Ltd. in Thailand. Some Services are provided by the Communication Authority of Thailand.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     6.   PRICE, INVOICING, PAYMENT AND TAXES

     Price and Discount Changes

     The following is added at the end of this subsection:

     However, in the event that the Communication Authority of Thailand imposes an order without notice requiring immediate implementation, we will give you as much notice as is reasonably possible, but such notice may be only one month in advance of the changes. We will identify to you in writing changes resulting from orders from the Communication Authority of Thailand.

     GENERAL TERMS

     11.  CHANGES TO THE AGREEMENT TERMS

     The following is added at the end of the first paragraph:

     However, in the event that the Communication Authority of Thailand imposes an order without notice requiring immediate implementation, we will give you as much notice as is reasonably possible, but such notice may be only one month in advance of the changes. We will identify to you in writing changes resulting from orders from the Communication Authority of Thailand.

     REMARKETER TERMS ATTACHMENT

     15.  ENDING THE AGREEMENT

     The following is added to the first paragraph:

     When you pay for Eligible Services in advance, you agree to provide written notice of termination to us not less than 30 days prior to the end of the payment period specified in the applicable Transaction Document. Notwithstanding the foregoing, in the event that the agreement between Thai GlobalNet Services Company and the Communication Authority of Thailand is terminated, we will give you six months' written notice of termination. We will give you 90 days' notice of termination in the event that a communication regulation is changed or repealed allowing unrestricted operation of telecommunication services without requiring the Communication Authority of Thailand's approval.

     Add the following at the end of the section:

     We will consider you to be in default of this Agreement and we may terminate this Agreement in Thailand in the event that:

     a) you conduct any transaction which results in cessation of your business, if you suspend your business operations, or dispose of your assets to any third party except for normal business operations; or

     b) a receiver is appointed for your business undertaking or if you file any claims for bankruptcy or make any special arrangement or composition with your creditors.

     If we terminate this Agreement for any of the reasons in this paragraph, charges you have prepaid for Eligible Services are not refundable.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     2.   OUR RELATIONSHIP

     The following is added to the end of item 3:

     "including, but not limited to, obtaining any required licenses, permission, or approval of applicable organizations or government entities for connecting equipment you provide to the network, or interconnecting your private network with the IBM Global Network."

     The following is added to item 6:

     You will, at your own expense, install and maintain the equipment in good working order at all times. We shall not be responsible for any breakage, loss, damage to or operational failure of your equipment. If your equipment must be connected to other equipment to use Eligible Services and such equipment is under the responsibility of another commercial organization or governmental organization, you will directly contact and obtain any license, permission and approval for such connection as required by such commercial organization or governmental organization. You are responsible for any expenses associated with obtaining such permission and approval. We are not responsible for inconvenience or damages resulting from Eligible Service interruption caused directly or indirectly by your equipment or equipment or networks provided by third parties not affiliated with the IBM Global Network.

     The following items are added after item 17:

     18.  to use the Eligible Services only for your normal business operations;

     19. not to use the Eligible Services in any manner which may compete with or cause a conflict of interest with us or the Communication Authority of Thailand or cause any damage, whether directly or indirectly, to us or to the Communication Authority of Thailand;

     12. not to receive or transmit any message, data, or code that violates the Telephone and Telegraph Act of B.E. 2477 or use the Services in any manner which may, directly or indirectly, cause any harm to society, security or public order or good morals of the country or against the Cabinet's resolutions or the Communication Authority of Thailand's policies, rules, regulations and notifications; and

     13.  to comply with Thailand rules of Eligible Service utilization.

--------------------------------------------------------------------------------

     EUROPE, MIDDLE EAST, AFRICA (EMEA)

     CENTRAL EUROPE AND RUSSIA (CER)

     In addition to the above terms for EMEA countries, the following terms apply to all CER countries (Albania, Armenia, Blearus, Bosnia/Herzegovina, Bulgaria, Croatia, Czech Republic, Georgia, Hungary, Kazakhstan, Kirghizia, Macedonia, Moldova, Poland, Romania, Russia, Serbia/Montenegro, Slovak Republic, Slovenia, Ukraine).

     Some Eligible Services are provided by the national PTT in CER countries.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     2.   OUR RELATIONSHIP

     Additional responsibilities are added as follows:

     18. to procure communication lines from the national PTT prior to the Start Date of an Eligible Service and to maintain the communication lines for the duration of this Agreement. Any communication equipment you provide must comply with specifications provided by the IBM Computing Center;

     19. to be responsible for the attachment and operation of communication equipment you provide. IBM's responsibility ends at the applicable interface to the IBM CPE. IBM is not responsible for maintenance and operation of the national PTT communication lines including those within the IBM computing center network.

     FRANCE

     Eligible Services and Products are provided by Axone in France.

     ITALY

     In Italy, Eligible Services and Products will be provided by IN.TE.S.A. S.p.A. (hereinafter called INTESA), according to the terms of this Agreement. The following additional terms integrate and replace the terms stated in the Agreement. In the event of any conflict between the clauses of the Agreement and those of such additional clauses, the latter shall prevail.

     REMARKETER TERMS ATTACHMENT

     4.   PRICE, INVOICING, PAYMENT AND TAXES

     The following terms are added:

     "The applicable charges for each Service, fixed by INTESA for INTESA's customers, are indicated in Transaction Documents. For one-time charges, the relevant amount will be invoiced in the month of the start date of the Service. For periodic charges, the relevant amount will be invoiced in advance with reference to the related period."

     "The first invoice will be issued by INTESA in the month of the Start Date of the Service. Payment shall be made cash within 30 days from the end of the month of the invoice. If the order specifies that payment shall be made cash via Factor, INTESA will be free to assign its credits to the Factor specified in the Transaction Document. Without prejudice to the provisions on cash payment via Factor, all payments shall be made to INTESA at 125, via Servais, Turin, ITALY, which remains the place of receipt of customer's payments, also in the event that payment of all or part of the charges due has been otherwise agreed in writing, or, however, made by means of delivery of promissory notes or banking receipts.

     You may withdraw a Product from an order or terminate a Service to which an increase applies by providing us with written notice within one month of the date of our notice of increase.

     The following terms modify section 16 in the General Terms.

     16.  GOVERNING LAW

     These additional provisions shall be governed by the laws of Italy and the competent court will be Turin in Italy. The Attachment for Italian Burdensome Clauses (Clausole Onerose) must be signed prior to doing business in Italy, whenever Services or Products will be obtained in Italy. The Attachment must be signed whether Italy is the country where the Business Partner Lead Company and Service Provider Lead Company are located or when business will be transacted by other Business Partner Companies and Service Provider Companies.

BUSINESS PARTNER AGREEMENT                                      [COMPANY FIGURE]
ATTACHMENT FOR ITALIAN BURDENSOME CLAUSES (CLAUSOLE ONEROSE)

PURSUANT TO ARTICLES 1341 AND 1342 OF THE ITALIAN LAW - CIVIL CODE, YOU MUST SPECIFICALLY ACCEPT THE CLAUSES LISTED IN THIS ATTACHMENT (CALLED "CLAUSOLE ONEROSE") BY SIGNING THIS ATTACHMENT. THE BUSINESS PARTNER AGREEMENT IS VOID IN ITALY IN THE ABSENCE OF YOUR SIGNATURE ON THIS ATTACHMENT.

You hereby specifically accept the following clauses in the General Terms (GT), Remarketer Terms Attachment (RT), and IBM Global Services' Network Services Attachment for Remarketing (NS).

    2.    Agreement Structure (GT)
    8.    Access to EligibleServices (NS)
    11.   Changes to the Agreement Terms (GT, NS)
    8.    Patents and Copyrights (GT)
    9.    Liability (GT)
    15.   Ending the Agreement (GT)
    13.   Ending the Agreement (NS)
    16.   Governing Law (GT)
    1.    Our Relationship (RT)
    2.    Our Relationship (NS)
    7.    Warranty for Eligible Services (NS)
    9.    Customer Premises Equipment (NS)
    10.   Customer Transmitted Data (NS)

You specifically accept the Italian country unique terms in section 14 (NS).

If any of the clauses mentioned above have been amended by a written document signed by both of us, by signing this Attachment you are specifically accepting the amended terms.

--------------------------------------------------------------------------------


Each of us agrees that the complete agreement between us about this transaction consists of 1) this Attachment, 2) any other Transaction Documents, and 3) the Business Partner Agreement (or any equivalent agreement signed by both of us).

Agreed to: (Business Partner Lead Company name)

By /s/ Al Giffin
  ------------------------------
     Authorized Signature

Name (type or print): AL GIFFIN
Date:       JANUARY 15, 1998
Business Partner Lead Company number:             Agreement number:
Business Partner Lead Company address:            Service Provider Lead Company
                                                  Name and Address:

-------------------------------------------------------------------------------
After signing, please return a copy of this Agreement to the "Service Provider Lead Company address" shown above.
-------------------------------------------------------------------------------

     PAKISTAN

     GENERAL TERMS

     2.   AGREEMENT STRUCTURE

     The following paragraph is added:

     Service Supplements and Schedule of Charges are unseparable parts of this Agreement. The charges and payment schedule is defined in the Schedule of Charges; the Eligible Services that we will provide you under this Agreement are defined in the Service Supplement.

     Any reproduction of this Agreement, an Attachment, or a Transaction Document, must be attested by a Court of Law, to be considered an original.

     6.   PRICE, INVOICING, PAYMENT AND TAXES

     The following is added:

     We will give you three months' written notice if we increase Eligible Service charges or revise our prices due to an act of Government or change invoicing procedures, or when a planned change would substantially alter a Eligible Service from its current description. We will give you 12 months' notice if we terminate a Eligible Service (or if we change this 12-month notice period). However, if a third party claims that a Product we provide as part of a Service infringes a patent or copyright, we reserve the right to terminate the Eligible Service effective immediately.

     9.   LIABILITY

     Item 3 in the first paragraph is modified to read:

     3. the amount of any other actual loss or damage, up to the greater of this Agreement amount or the charges (if recurring or usage, 12 months' charges apply) for the Services or Product that is the subject of the claim.

     IBM GLOBAL SERVICES' NETWORK SERVICES TERMS ATTACHMENT

     8.   ACCESS TO ELIGIBLE SERVICES

     The following is added:

     We assume no responsibility for not providing Services due to reasons arising from Pakistan's PTT or a private network operator's ability to provide data and/or communications lines.

     2.   OUR RELATIONSHIP

     Add a new item 18:

     18. obtain, install, and maintain suitable equipment, including communication lines, as necessary to access the Services.

     NETHERLANDS

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     8.   CUSTOMER PREMISES EQUIPMENT

     The first two paragraphs are replaced with the following:

     We will, if applicable, provide CPE specified in the local Agreement Transaction Document to be installed on your premises for the purpose of providing a Service. The CPE is and will remain the asset of the Service Provider Company or its lessor and will not become a fixture or realty. Certain CPE may contain licensed internal code. We will specify this in the local Agreement Transaction Document.

     NORWAY

     Eligible Services and Products are provided by Norsk Informasjonsteknologi AS (NIT AS) in Norway.

     PORTUGAL

     Eligible Services and products are provided by COMPENSA in Portugal.

     TURKIYE

     GENERAL TERMS

     6.   PRICING, INVOICING, PAYMENT AND TAXES

     The following paragraph is added:

     IBM will specify charges for each Service in the Schedule of Charges.
     These charges do not include applicable taxes. These taxes will be specified separately in IBM's invoice. The invoice for the Service will be issued at the first working day of the beginning of the Eligible Service. The amount of the invoice is based on the sales exchange rate of US dollars published by the Central Bank of Turkiye on the issue date of the invoice. Upon the receipt of the IBM's invoice, you will make the payment within fifteen days following the issue date of the invoice. IBM will debit interest rate of 8% per months if the payment is not made within this specified period. The accommodation and travel expenses incurred outside of Istanbul will be invoiced separately.

     The following is added as a new section 17.

     17.  NOTIFICATION ADDRESS

     Each of us accept the addresses stated in "Schedule A" as their notification addresses. All notifications made to these addresses will be valid unless any change in the addresses are notified to the other party in writing.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     2.   OUR RELATIONSHIP

     The following items are added as items 18 and 19:

     18. IBM assumes no responsibility for Turkish PTT's and/or Turk Telekom A.S.'s inability to provide data and/or communications lines in a timely manner and/or interruptions in the Eligible Service caused by Turkish PTT and/or Turk Telekom A.S. after the communication lines are provided;

     and

     19. IBM assumes no responsibility for not providing the Eligible Services due to reasons arising from non-IBM hardware and software products.

     UKRAINE

     Eligible Services and Products are provided by M.C.I. Ltd. (hereinafter called M.C.I.) in Ukraine.

     Eligible Services in the territory of Ukraine are provided under license issued to M.C.I. by Ministry of Communication of Ukraine and governed by Ukrainian "Law of Communication." In the event that such license is revoked, terminated or amended, M.C.I. shall, notwithstanding any other terms, have the right to terminate this Agreement or amend it accordingly on three months' written notice.

     IBM GLOBAL SERVICES NETWORK SERVICES' ATTACHMENT FOR REMARKETING

     2.   OUR RELATIONSHIP

     Additional responsibilities are added as follows:

     18. to procure communication lines from the Ukrainian PTT prior to the Service Start Date and to maintain the communication lines for the duration of this Agreement if applicable. Any equipment you provide must comply with specifications provided by M.C.I.;

     19. to be responsible for the attachment and operation of communication equipment you provide. M.C.I. responsibilities end at the applicable interface to M.C.I. equipment. M.C.I. is not responsible for maintenance and operation of the Ukrainian PTT lines including those within the M.C.I. computing center network.

--------------------------------------------------------------------------------

     LATIN AMERICA

     BRASIL

     Eligible Services and Products will be provided by GSI in Brasil.

     GENERAL TERMS

     3.   OUR RELATIONSHIP

     The following sentence is added to item 6, Other Responsibilities:

     Electronic information will be used only for the purpose of communication between parties.

     Item 10 is modified to read:

     10. neither of us is responsible for failure to fulfill its obligations due to causes beyond its control except for what is covered under Article 27 of Law Number 8.078/90.

     6.   PRICING, INVOICING, PAYMENT AND TAXES

     The following sentence is added:

     Price increases and/or readjustment will be subject to Brazilian legislation and will be specified in Transaction Documents.

     IBM GLOBAL SERVICES' NETWORK SERVICES ATTACHMENT FOR REMARKETING

     9.   CUSTOMER PREMISES EQUIPMENT

     All Equipment provided in Brazil will be subject to Brazilian legislation, and will have terms and conditions specified in Transaction Documents.

     CHILE

     Eligible Services and Products are provided by ISSC Chile in Chile.

     DOMINICAN REPUBLIC

     Eligible Services and Products are provided by GBM de Republica Dominicana S.A. in the Dominican Republic.

     EL SALVADOR

     Eligible Services and Products are provided by GBM de El Salvador in El Salvador.

     GUATEMALA

     Eligible Services and Products are provided by GBM de Guatemala in Guatemala.

     MEXICO

     Eligible Services and Products are provided by IBM Servicos Corporativos de Informacion (ISCI) in Mexico.

     PANAMA

     Eligible Services and Products are provided by GBM de Panama S.A. in Panama.

--------------------------------------------------------------------------------

     NORTH AMERICA

     CANADA AND CARIBBEAN NORTH DISTRICT

     The Caribbean North District is comprised of the following countries:
     Anguilla, Antigua, Aruba, Bahamas, Barbados, Barbuda, Bermuda, Cayman Islands, Dominica, Grenada, Guyana, Jamaica, Montserrat, Netherlands Antilles, St. Kitts and Nevis, St. Lucia, St. Maarten, St. Vincent and Grenadines, Suriname, Tortolla, Trinidad and Tobago, and Turks and Caicos.

     Services and Products are provided by Bermuda Computer Services Limited in Bermuda.

IBM BUSINESS PARTNER AGREEMENT                                            [LOGO]

INTERNATIONAL SOLUTION PROVIDER PROFILE
--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner-Solution Provider.

This Profile covers the details of your approval to actively market Eligible Services. As our Solution Provider, you enhance Eligible Services with your solution to provide Services capable of satisfying the Customer's requirements.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):


     (a)  this Profile;
     (b)  General Terms (Z125-5478-00 11/96);
     (c)  the applicable Attachments referred to in this Profile; and
     (d)  the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI provided to you.

After signing this Profile, please return 2 copy to the IBM address shown below.


Agreed to:                              Agreed to:
QUICKRESPONSE SERVICES, INC.            INTERNATIONAL BUSINESS MACHINES
                                        CORPORATION


By: /s/ Shawn M. O'Connor               By: /s/ Al Giffin
   ------------------------------          -----------------------------
   Authorized Signature

Name (type or print) SHAWN O'CONNOR     Name (type or print): AL GIFFIN

Date:  12/31/97                         Date:  12/31/97

Agreement number:

IBM Business Partner no:


Business Partner Address                IBM Address:
QuickResponse Services                  IBM Corporation
1400 Marina Way South                   3405 Dr. Martin Luther King Jr. Blvd.
Richmond, CA 94804                      Tampa, FL 33607
                                        Attention: Order Support Services

                               DETAILS OF OUR AGREEMENT

CONTRACT START DATE: January 1, 1998         DURATION: 3 years

This Agreement shall commence on January 1, 1998, and terminate on 31 December 2000.

The effective date of this Agreement and all modifications to this Agreement are effective on the first day of the month after signature by you and acceptance by IBM.

Should each of us decide to continue our relationship for an additional term upon expiration of the term of this Agreement, this Agreement shall remain in effect until terminated by both parties or replaced by a new Agreement.

RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:

EACH OF US AGREES TO THE TERMS OF THE FOLLOWING BY SIGNING THIS PROFILE. COPIES OF THE ATTACHMENTS ARE INCLUDED.

APPROVED RELATIONSHIP                   ATTACHMENT REFERENCE

Solution Provider Attachment            Z125-5480-00 11/96
Remarketer Terms Attachment             Z125-5497-00 11/96
IBM Global Services' Network
 Services Terms                         Z125-5xxx-00 12/97 (QRS)
Attachment for Remarketing
International Attachment
 for Solution Provider -                7 January 1998
Remarketer

You are approved to remarket Eligible Services to Customers, in the Retail Industry and those organizations in the supply chain that provide finished goods and services, directly and indirectly, and those organizations that distribute those goods and services. The table in the Exhibit lists standard industry codes ("SIC") and retail industry definitions.

ELIGIBLE SERVICES APPROVAL:

You are approved to market under Remarketer Terms Eligible Services in the following IBM Global Services offering categories from the Network Services business segment. The terms of the Exhibit apply to the Eligible Services listed in it. In addition, you are authorized to market any other Eligible Services listed in the Exhibit. Not all Eligible Services in each offering category are available in all countries.

*    Managed Data Network Services
*    Managed Messaging and Collaborative Services
*    Managed Electronic Transaction Services
*    Managed Internet and Intranet Services

MINIMUM REVENUE COMMITMENT

The minimum gross revenue commitment for the Agreement term is $ 250,000,000.00 as follows:

     Minimum attainment by end of:      Gross Revenue Amount
     ----------------------------       --------------------

     12 months                           $60,000,000.00
     24 months                          $140,000,000.00
     Agreement term                     $250,000,000.00

ADJUSTMENT CHARGES

In the event you have not met your $250,000,000 minimum revenue commitment by the end of the Agreement period, you agree to pay an adjustment charge as follows:


     ACTUAL GROSS REVENUE TO IBM                             ADJUSTMENT CHARGE
$250,000,000.00 - $225,000,000.00                    1.5%    of amount less than $250,000,000.00
$224,999,999.00 - $200,000,000.00    $450,000.00   + 2.0%    of amount less than $225,000,000.00
$199,999,999.00 - $150,000,000.00    $950,000.00   + 3.0%    of amount less than $200,000,000.00
$149,999,999.00 - $100,000,000.00    $2,450,000.00 + 4.0%    of amount less than $150,000,000.00
$99,999,999.00 -  $0.00              $4,450,000.00 + 5.0%    of amount less than $100,000,000.00


In the event you terminate this Agreement and you have not met your minimum revenue commitment, the adjustment charges shall become due and payable. In the event IBM terminates this Agreement with cause, you will be required to pay the adjustment charges. In the event IBM terminates this Agreement without cause, you will not be required to pay the adjustment charges.

VALUE-ADDED ENHANCEMENT DESCRIPTIONS

You will provide the following value-added enhancements and support services with Eligible Services:

     1.   Catalog Services;
     2.   Inventory Management Services;
     3.   Network Services;
     4.   Logistics Management Services; and
     5.   Professional Services.

PARTICIPATING BUSINESS PARTNER COMPANIES AND IBM COMPANIES


--------------------------------------------------------------------------------
 COUNTRY            BUSINESS PARTNER COMPANY           IBM COMPANY
                       NAME AND ADDRESS              NAME AND ADDRESS
--------------------------------------------------------------------------------
Argentina           QuickResponse Services        IBM Argentina S.A.
                    1400 Marina Way South         Ing.  Enrique Butty 275
                    Richmond, CA 94804 USA        1300 Buenos Aires
--------------------------------------------------------------------------------
Australia           QuickResponse Services        Advantra Pty. Ltd.
                    1400 Marina Way South         Darling Park
                    Richmond, CA 94804 USA        201 Sussex Street
                                                  Sydney NSW 2000
--------------------------------------------------------------------------------
Austria             QuickResponse Services        IBM Oesterreich GESMBH
                    1400 Marina Way South         Obere Donaustrasse 95
                    Richmond, CA 94804 USA        A-1020 Vienna
--------------------------------------------------------------------------------
Belgium             QuickResponse Services        IBM IN Belgium
                    1400 Marina Way South         Sq. Victoria Regina 1
                    Richmond, CA 94804 USA        1210 Bruxelles
--------------------------------------------------------------------------------
Brazil              QuickResponse Services        GSI Brasil
                    1400 Marina Way South         Rua Totoia, 1157
                    Richmond, CA 94804 USA        10 Andar CEP 04707-900
--------------------------------------------------------------------------------
Canada              QRS Canada Inc.               IBM Canada
                    674 Aspen Road                3500 Avenue East
                    Pickering, Ontario L1V 3Z1    Business/Financial Services
                                                  Markham, Ontario
--------------------------------------------------------------------------------
Denmark             QuickResponse Services        IBM Denmark A.S.
                    1400 Marina Way South         Nymollevej 91
                    Richmond, CA 94804 USA        2800 Lyngby
--------------------------------------------------------------------------------
France              QuickResponse Services        IBM France Axone - DRCE
                    1400 Marina Way South         4 Av. Montaigne
                    Richmond, CA 94804 USA        Le Montaigne
                                                  93881 Noisy Le Grand
--------------------------------------------------------------------------------
Germany             QuickResponse Services        IBM Deutchland
                    1400 Marina Way South         Informationssysteme GmbH
                    Richmond, CA 94804 USA        Pascalstrasse 100
                                                  70569 Stuttgart
--------------------------------------------------------------------------------

                                     Page 3 of 4

--------------------------------------------------------------------------------
Hong Kong           QuickResponse Services        IBM China/Hong Kong Corp.
                    1400 Marina Way South         13/F Hongkong Telecom Tower
                    Richmond, CA 94804 USA        Taikoo Place, 979 King's Road
                                                  Quarry Bay, Hong Kong
--------------------------------------------------------------------------------
Italy               QuickResponse Services        IN.TE.S.A. SPA
                    1400 Marina Way South         Via Servais, 125
                    Richmond, CA 94804 USA        10146 Torino
--------------------------------------------------------------------------------
Israel              QuickResponse Services        IBM Israel Ltd.
                    1400 Marina Way South         IBM Building
                    Richmond, CA 94804 USA        2 Weizmann Street
                                                  P.O.B. 33666
                                                  Tel Aviv 61336
--------------------------------------------------------------------------------
Japan               QuickResponse Services        IBM Japan Ltd.
                    1400 Marina Way South         2-12 Roppongi 3-Chome
                    Richmond, CA 94804 USA        Minato-ku
                                                  Tokyo 106
--------------------------------------------------------------------------------
Mexico              QuickResponse Services        IBM Mexico
                    1400 Marina Way South         Avanida Casa de la Moneda
                    Richmond, CA 94804 USA        Col Lomas de Sotelo
                                                  11200 Mexico D.F.
--------------------------------------------------------------------------------
The Netherlands     QuickResponse Services        IBM Nederland N.V.
                    1400 Marina Way South         Johan Huizengerlaan 765
                    Richmond, CA 94804 USA        1066 VM Amsterdam
                                                  2713 HA Zoetermeer
--------------------------------------------------------------------------------
Pakistan            QuickResponse Services        IBM Pakistan
                    1400 Marina Way South         3. Avari Plaza, Fatima
                    Richmond, CA 94804 USA        Jinnah Rd.
                                                  Karachi
--------------------------------------------------------------------------------
Singapore           QuickResponse Services        IBM Singapore Pte. Ltd.
                    1400 Marina Way South         80 Anson Road
                    Richmond, CA 94804 USA        IBM Towers
                                                  Singapore 0207
--------------------------------------------------------------------------------
South Africa        QuickResponse Services        IBM South Africa Ltd.
                    1400 Marina Way South         IBM Park
                    Richmond, CA 94804 USA        Sandhurst
                                                  Sandton 2196
--------------------------------------------------------------------------------
South Korea         QuickResponse Services        IBM Korea
                    1400 Marina South             Voido-Dong, Yeongdeungpo-gu,
                    Richmond, CA 94804 USA        Seoul, Republic of Korea
--------------------------------------------------------------------------------
Spain               QuickResponse Services        IBM ISS Spain
                    1400 Marina Way South         Ctra. Barcelona, KM 18.40
                    Richmond, CA 94804 USA        San Fernando de Henares
                                                  28850 Madrid
--------------------------------------------------------------------------------
Switzerland         QuickResponse Services        IBM (Switzerland) Busines
                    1400 Marina Way South         Baendliweg 21
                    Richmond, CA 94804 USA        8010 Zurich
--------------------------------------------------------------------------------
Taiwan              QuickResponse Services        IBM Taiwan
                    1400 Marina Way South         12F, 2, Sec. 1
                    Richmond, CA 94804 USA        Tun Hua S. Road
                                                  Taipei
--------------------------------------------------------------------------------
Thailand            QuickResponse Services        IBM Thailand Co. Ltd.
                    1400 Marina Way South         388 Phaholyothin Road
                    Richmond, CA 94804 USA        Phyathai
                                                  Bangkok 10400
--------------------------------------------------------------------------------
United Kingdom      QuickResponse Services        IBM United Kingdom Ltd.
                    1400 Marina Way South         P.O. Box 31
                    Richmond, CA 94804 USA        Birminghan Road
                                                  Warwick CV34 5JL
--------------------------------------------------------------------------------
Venezuela           QuickResponse Services        IBM Venezuela S.A.
                    1400 Marina Way South         Avenida Ernesto Blohm
                    Richmond, CA 94804 USA        Chuao Caracas
--------------------------------------------------------------------------------

IBM BUSINESS PARTNER AGREEMENT                                            [LOGO]

SOLUTION PROVIDER ATTACHMENT
--------------------------------------------------------------------------------

THESE TERMS PREVAIL OVER AND ARE IN ADDITION TO OR MODIFY THE REMARKETER TERMS ATTACHMENT AND THE COMPLEMENTARY MARKETING TERMS ATTACHMENT.

1.   MARKETING APPROVAL

     You may be approved as a Solution Provider under a remarketer relationship or under a complementary marketing relationship, or both. If we approve you to market the same Products and Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing us a signed IBM Business Partner Statement of Election. If you meet the marketing approval requirements of the complementary marketing terms, you may participate under those terms.

     We may specify the specific industry codes to which you may market Products and Services. If we do so, you agree to comply.

2.   VALUE ADDED ENHANCEMENT

     For Products we specify in the Exhibit, you are required to have a solution which is a value added enhancement that we approve and specify on your Profile and which significantly adds to the Product's function and capability.

     You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

     In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

     We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

     You agree to market Products, including processor upgrades requiring a processor serial number change, to only End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the on-going use of such enhancement.
     A sale to an End User without a value added enhancement when required, is a material breach of the Agreement.

     However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

     Unless we specify otherwise in writing, you may market upgrades to only those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

3.   YOUR RESPONSIBILITIES TO IBM

     You agree:

     1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

     2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve the minimum annual attainment we specify in your Profile;

     3.   to order Products and Services, as we specify in the operations guide;

     4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

     5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you;

     6. to have access to the Products you are approved to market for 1) demonstration purposes, 2) providing support your End Users and 3) supporting your value added enhancement; and

     7. to maintain the capability to demonstrate Products we approve you to market.

4.   YOUR RESPONSIBILITIES TO END USERS

     WHEN YOU MARKET PRODUCTS AND SERVICES UNDER COMPLEMENTARY MARKETING TERMS, ITEMS 10 AND 11 DO NOT APPLY AND ITEMS 2 AND 5 ONLY APPLY WHEN YOU USE OUR CENTRAL ORDER FACILITY.

     You agree to:

     1. assist the End User to achieve productive use of your solution and the Products and Services you marketed;

     2. configure Products we approve you to market. On your request, we may assist you;

     3. identify and select the required technology based upon the End User's requirements, and confirm that the Product configuration is fully capable of the satisfactory performance of your solution;

     4. not make representations that IBM is responsible for the Products' configuration and their ability to satisfy the End User's requirements:

     5.   advise the End User of Product installation requirements:

     6. develop a plan, agreed to by the End User. for installation and post-installation support for the offering you market. For Products and Services we approve you to market, such support includes your being the primary contact for Product and Services information, technical advice and operational advice associated with the offering.

          However, you may delegate these support responsibilities for Products and any other associated products to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibility. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibility for such support:

     7. assist the End User in Product problem determination and resolution, unless this responsibility is delegated as specified in item 6 above;

     8. give written notice to the End User of any modification you make to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

     9. support the End User in planning fulfillment of Product training and education requirements, including informing the End User of educational offerings, as applicable;

     10. inform the End User that the sales receipt (or other documentation such as Proof of Entitlement, if it is required) will be necessary for proof of warranty entitlement or for Program upgrades; and

     11.  provide warranty information to the End User.

IBM BUSINESS PARTNER AGREEMENT                                            [LOGO]

IBM GLOBAL SERVICES' NETWORK SERVICES EXHIBIT
--------------------------------------------------------------------------------

A.   GLOBAL TERMS

1.   ADMINISTRATIVE CHARGES AND CREDITS

     There will be no charge for establishing new QRS invoice accounts to support client administration and the electronic delivery of monthly billing information to QRS.

2.   LICENSED PROGRAMS

     QRS Customers must contract directly with IBM for licensed programs. Programs ordered by a QRS Customer under an IBM account ID which is part of QRS billing rollup structure will be invoiced to QRS.

3.   REPORTS

     Upon request, QRS shall promptly provide IBM with their monthly sales analysis. These reports shall include the revenue to IBM of the Eligible Services by the industry segment and by the IBM Service offerings within the industry segment line of business.

4.   MOST FAVORED REMARKETER

     If during the Agreement term IBM provides more favorable prices and/or discounts to an IBM Business Partner-Solution Provider remarketer with whom IBM has substantially the same or less combination of support, minimum revenue commitment, Eligible Services, and geographic area terms, IBM will offer prices and/or discounts to you that are at least as favorable as those we provide to the other IBM Business Partner-Solution Provider remarketer provided you agree in writing to accept any and all terms associated with such prices and/or discounts.

5.   CHARGE PROTECTION

     If IBM increases the prices for Eligible Service in the aggregate such that the effect on the pre-tax invoice amount is more than seven percent in any year commencing on an anniversary date of this Agreement, you may terminate this Agreement upon six months' written notice to us. In the event of such termination, you will have no obligation to pay adjustment charges for failure to meet your minimum revenue commitment.

     If IBM decreases the prices for Eligible Services in the aggregate such that the effect on the pre-tax invoice amount is more than seven percent in any year commencing on an anniversary date of this Agreement, IBM will proportionally lower your minimum revenue commitment and the adjustment charges specified in the Profile.

6.   RETAIL INDUSTRY

     The IBM Industry Segments as further identified by the Standard Industry Code ("SIC") and description, consist of the following:


--------------------------------------------------------------------------------
INDUSTRY
SEGMENT   SIC       DESCRIPTION
--------------------------------------------------------------------------------
 DA       RETAIL - APPAREL MANUFACTURING
--------------------------------------------------------------------------------
 DA       2251      Women's hosiery, except socks
--------------------------------------------------------------------------------
 DA       2252      Hosiery, nec
--------------------------------------------------------------------------------
 DA       2253      Knit outerwear mills
--------------------------------------------------------------------------------
 DA       2254      Knit underwear mills
--------------------------------------------------------------------------------
 DA       2259      Knitting mills, nec
--------------------------------------------------------------------------------
 DA       2311      Men's and boys' suits and coats
--------------------------------------------------------------------------------
 DA       2321      Men's and boy's shirts
--------------------------------------------------------------------------------
 DA       2322      Men's and boys' underwear and night wear
--------------------------------------------------------------------------------
 DA       2323      Men's and boys' neckwear
--------------------------------------------------------------------------------
 DA       2325      Men's and boys' trousers and slacks
--------------------------------------------------------------------------------
 DA       2326      Men's and boys' work clothing
--------------------------------------------------------------------------------
 DA       2329      Men's and boys' clothing, nec
--------------------------------------------------------------------------------
 DA       2331      Women's and misses' blouses and shirts
--------------------------------------------------------------------------------
 DA       2335      Women's, junior's and misses' dresses
--------------------------------------------------------------------------------
 DA       2337      Women's and misses' suits and coats
--------------------------------------------------------------------------------
 DA       2339      Women's and misses' outerwear, nec
--------------------------------------------------------------------------------
 DA       2341      Women's and children's underwear
--------------------------------------------------------------------------------
 DA       2342      Bras, girdles, and allied garments
--------------------------------------------------------------------------------
 DA       2353      Hats, caps, and millinery
--------------------------------------------------------------------------------
 DA       2361      Girls' and childrens' dresses, blouses
--------------------------------------------------------------------------------
 DA       2369      Girls' and children's outerwear, nec
--------------------------------------------------------------------------------
 DA       2371      Fur goods
--------------------------------------------------------------------------------
 DA       2381      Fabric dress and work gloves
--------------------------------------------------------------------------------
 DA       2384      Robes and dressing gowns
--------------------------------------------------------------------------------
 DA       2385      Waterproof outerwear
--------------------------------------------------------------------------------
 DA       2386      Leather and sheep-lined clothing
--------------------------------------------------------------------------------
 DA       2387      Apparel belts
--------------------------------------------------------------------------------
 DA       2389      Apparel and accessories, nec
--------------------------------------------------------------------------------
 DA       2391      Curtains and draperies
--------------------------------------------------------------------------------
 DA       2392      House furnishings, nec
--------------------------------------------------------------------------------
 DA       2393      Textile bags
--------------------------------------------------------------------------------
 DA       2394      Canvas and related products
--------------------------------------------------------------------------------
 DA       2395      Pleating and stitching
--------------------------------------------------------------------------------
 DA       2396      Automotive and apparel trimmings
--------------------------------------------------------------------------------
 DA       2397      Schiffli machine embroideries
--------------------------------------------------------------------------------
 DA       2399      Fabricated textile products, nec
--------------------------------------------------------------------------------
 DA       3111      Leather tanning and finishing
--------------------------------------------------------------------------------
 DA       3131      Footwear cut stock
--------------------------------------------------------------------------------
 DA       3142      House slippers
--------------------------------------------------------------------------------
 DA       3143      Men's footwear, except athletic
--------------------------------------------------------------------------------
 DA       3144      Women's footwear, except athletic
--------------------------------------------------------------------------------
 DA       3149      Footwear, except rubber, nec
--------------------------------------------------------------------------------
 DA       3151      Leather gloves and mittens
--------------------------------------------------------------------------------
 DA       3161      Luggage
--------------------------------------------------------------------------------
 DA       3171      Women's handbags and purses
--------------------------------------------------------------------------------
 DA       3172      Personal leather goods, nec
--------------------------------------------------------------------------------
 DA       3199      Leather goods, nec
--------------------------------------------------------------------------------

 DB       RETAIL - MASS MERCHANDISE
--------------------------------------------------------------------------------

 DB       5331      Variety stores
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 DB       533A      Discount stores
--------------------------------------------------------------------------------

 DC       RETAIL - DEPARTMENT STORES
--------------------------------------------------------------------------------

 DC       5311      Department stores
--------------------------------------------------------------------------------
 DC       5399      Miscellaneous general merchandise stores
--------------------------------------------------------------------------------

 DD       RETAIL - DIRECTED MARKETING
--------------------------------------------------------------------------------

 DD       5961      Catalog and mail order houses
--------------------------------------------------------------------------------

 DE       RETAIL - SPECIALTY
--------------------------------------------------------------------------------

 DE       5611      Men's and boy's clothing stores
--------------------------------------------------------------------------------
 DE       5621      Women's clothing stores
--------------------------------------------------------------------------------
 DE       5632      Women's accessory and specialty stores
--------------------------------------------------------------------------------
 DE       5641      Children's and infants' wear stores
--------------------------------------------------------------------------------
 DE       5651      Family clothing stores
--------------------------------------------------------------------------------
 DE       5661      Shoe stores
--------------------------------------------------------------------------------
 DE       5699      Miscellaneous apparel and accessory stores
--------------------------------------------------------------------------------
 DE       5731      Radio, TV and electronic stores
--------------------------------------------------------------------------------
 DE       5734      Computer and software stores
--------------------------------------------------------------------------------
 DE       5735      Record and prerecorded tape stores
--------------------------------------------------------------------------------
 DE       5736      Musical instrument stores
--------------------------------------------------------------------------------
 DE       5932      Used merchandise stores
--------------------------------------------------------------------------------
 DE       5941      Sporting goods and bicycle shops
--------------------------------------------------------------------------------
 DE       5942      Book stores
--------------------------------------------------------------------------------
 DE       5942      Stationery stores
--------------------------------------------------------------------------------
 DE       5944      Jewelry stores
--------------------------------------------------------------------------------
 DE       5945      Hobby, toy, and game shops
--------------------------------------------------------------------------------
 DE       5946      Camera and photographic supply stores
--------------------------------------------------------------------------------
 DE       5947      Gift, novelty, and souvenir shops
--------------------------------------------------------------------------------
 DE       5948      Luggage and leather goods stores
--------------------------------------------------------------------------------
 DE       5949      Sewing, needlework and piece goods
--------------------------------------------------------------------------------
 DE       5983      Fuel oil dealers
--------------------------------------------------------------------------------
 DE       5984      Liquified petroleum gas dealers
--------------------------------------------------------------------------------
 DE       5989      Fuel dealers, nec
--------------------------------------------------------------------------------
 DE       5992      Florists
--------------------------------------------------------------------------------
 DE       5993      Tobacco stores and stands
--------------------------------------------------------------------------------
 DE       5994      News dealers and newsstands
--------------------------------------------------------------------------------
 DE       5995      Optical goods stores
--------------------------------------------------------------------------------
 DE       5999      Miscellaneous retail stores, nec
--------------------------------------------------------------------------------

 DG       RETAIL - PHARMACY/DRUG
--------------------------------------------------------------------------------

 DG       5912      Drug stores and proprietary stores
--------------------------------------------------------------------------------

 DH       RETAIL - FOOD
--------------------------------------------------------------------------------

 DH       5812      Eating places
--------------------------------------------------------------------------------
 DH       5813      Drinking places
--------------------------------------------------------------------------------

 DR       RETAIL - HARDGOODS
--------------------------------------------------------------------------------

 DR       5211      Lumber and Other Building Materials
--------------------------------------------------------------------------------
 DR       5231      Paint, Glass and Wallpaper Stores
--------------------------------------------------------------------------------
 DR       5251      Hardware Stores
--------------------------------------------------------------------------------
 DR       5261      Retail Nurseries, Lawn and Garden Stores
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 DR       5712      Furniture Stores
--------------------------------------------------------------------------------
 DR       5713      Floor Covering Stores
--------------------------------------------------------------------------------
 DR       5714      Drapery, Curtain and Upholstery Stores
--------------------------------------------------------------------------------
 DR       5719      Miscellaneous Home Furnishing Stores
--------------------------------------------------------------------------------
 DR       5722      Household Appliance Stores
--------------------------------------------------------------------------------


B.   US CHARGES AND DISCOUNTS

1.   ELIGIBLE SERVICES

     In addition to the Eligible Services in the offering categories listed in the Solution Provider Profile, you are authorized to market the following Eligible Services under the Remarketer Terms in the United States:

          * Support Services
          * Capacity Services
          * Software Mail
          * SHOWBBS

     Eligible Services are described in the applicable IBM Global Services Service Descriptions.

2.   NONDISCOUNTABLE CHARGES

     This section lists Eligible Services and applicable nondiscountable charges which differ from the generally available charges in the applicable IBM Global Services Fee Schedules.

     2.1  SELECTED MANAGED DATA NETWORK SERVICES

          2.1.1     REMOTE ACCESS

          HOURLY ACCESS RATES

          *          *           *           *.  Remote Access is
          described in the IBM Global Services Service Description.

          The charges are as follows:

                    *          *          *
                        [TABLE REDACTED]
                    *          *          *

          SNA remote access includes X.3 PAD communications interface for asynchronous dial communication with X-25 hosts attached to the IBM Global Network.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

          REMOTE ACCESS SERVERS

          CONNECTIVITY SERVER

          Under Multiprotocol remote access, IBM provides a server, called the remote access Connectivity Server, on your premises.

          Dial Services - Connectivity Server          *

          SECURID AND ACE/SERVER

          IP remote access, TCP/IP communications feature, supports the use of SecurID and Security Dynamics ACE/Server as attachment tested in the IBM Global Network environment. In addition to standard remote accessusage charges, there is a monthly charge for the support of SecurID and the ACE/Server. The charges are as follows:

          SECURIDU ACE/SERVER-TM-                      *
          FOR EACH ACE/SERVER REGISTERED

          X3 PAD COMMUNICATION INTERFACE

          Remote access includes X.3 PAD (packet assembler/disassembler) communication interface for remote asynchronous communication with
          X.25 hosts attached to the IBM Global Network. The X.3 PAD support is limited to selected cities and "800" number access. There is a * discount on the X.3 PAD monthly charges listed in the IBM Global Services Managed Data Network Services Fee Schedule.

          2.1.2 LEASED LINE NETWORK SERVICES

          QRS and IBM will cooperatively sell all Leased Line Network Services as described in this subsection and the IBM Global Services Managed Data Network Services Service Description. QRS will identify and qualify each opportunity and notify IBM. IBM will engage all qualified opportunities through the solution and fulfillment.
          *          *          *           *

          INTERNETWORKING AND MULTIPROTOCOL SOLUTIONS

          Internetworking and Multiprotocol Solutions provide communications through high speed leased line multiprotocol connections to the IBM Global Network from one or more of your designated locations. IBM provides the leased line connection, routers, digital service units
          (DSUs) and modems.

          The technical implementation of the connections will be determined by IBM. Requirements not consistent with these configurations will be reviewed by IBM as custom solutions. Line speeds provided are specified in the Managed Data Network Services Service Description and Fee Schedule.

          DIAL BACKUP OPTIONS

          As an additional option, switched 56,000 bps dial backup support for a 56,000 bps LAN leased line connection to the same node as the primary connection is available.

          Switched 56,000 bps dial backup support for a 56.000 bps leased line connection to an alternate node is available as a pre-approved special bid.

          Switched 56,000 bps dial backup support for leased line speeds higher than 56,000 bps to the same or an alternate node is not generally available. Each situation must be reviewed separately via the IBM special bid process and it may, in IBM's sole discretion, be determined that leased line backup to an alternate node is the recommended backup option.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

          There is a one-time installation charge for each internetworking configuration 56,000 bps dial backup connection of * unless it is ordered with the original leased line connection.

          ALASKA, HAWAII AND PUERTO RICO PASS THROUGH SURCHARGES

          The following surcharges are applicable for point-to-point 56KB to T1 Internetworking and Multiprotocol Solutions leased line connections to Anchorage, Alaska, Honolulu and San Juan, Puerto Rico.

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          IBM Sales Support should be contacted in order to identify the applicable surcharge on other Hawaii or Puerto Rico or Alaska locations.

          CONVERSION CHARGES FOR INSTALLED INTERNETWORKING AND MULTIPROTOCOL SOLUTIONS LEASED LINES

          The charges are as follows:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          LEASED LINE SERVICES CONNECTIONS

          These Eligible Services are described in the IBM Global Services Managed Data Network Services Service Description under the section entitled "Leased Line Services connections."

          NON-SNI CONNECTION

          Point-to-point leased line tail circuits provide communication attachment of non-host communication equipment (e.g., workstation controllers, IBM AS/4000-Registered Trademark-s, and IBM System/36s) to the IBM Global Network. The following charges are for 9,600 bps, 14,400 bps, 19,200 bps, and 56,000 bps tail circuit Connectivity Services. Domestic traffic charges do not apply.


* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

          SNI HOST CONNECTION

          Point-to-Point leased line SNI host connections provide communication attachment of host computers to IBM. The following charges are for 9,600 bps, 14,400 bps, 19,200 bps, and 56,000 bps SNI host connections.

          HIGH SPEED SNI CONNECTIONS

          High speed connections for SNI are available as custom solutions. The charges are as follows:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *


          There is a one-time installation charge of * for line speeds
          128KB - T1.

          ALASKA, HAWAII AND PUERTO RICO PASS THROUGH SURCHARGES

          The following surcharges are applicable for point-to-point 9.6KB to 56KB Leased Line Network Services SNA Host connections to Alaska, Honolulu, Hawaii and San Juan, Puerto Rico.

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          IBM Sales Support should be contacted to identify the surcharge on other Hawaii or Puerto Rico locations and at all times for Alaska surcharge.

          CONVERSION CHARGES FOR INSTALLED LEASED LINE SERVICES SNA HOST CONNECTIONS

          Type 1 and Type 2 SNA leased line conversions are more fully described in the IBM Global Services Managed Data Network Services Service Description in the section entitled "Leased Line Services conversions." The charges are as follows:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          BUSINESS RECOVERY SERVICE (BRS) FOR MDNS

          SNA DIAL BACKUP OPTIONS

          NETWORK DIAL BACKUP SERVICE (NDBS)

          This Service, for dial backup of analog line SNA connections, was withdrawn from marketing on February 27, 1996.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

          An installation charge applies except when NDBS is ordered for installation at the same time as leased line connection.

          CUSTOM SOLUTION LEASED LINE DIAL BACKUP OPTION (SNBU)

          The Custom Solution leased line dial backup option is available for shared leased Line, intracompany shared leased line and point-to-point leased line Service. For analog lines at speeds of 9,600 bps through 19,200 bps, the SNBU service is similar to the Network Dial Backup Service except that the Customer provides all four business extensions required in the backup configuration and the Customer places the backup calls to IBM. (The Eligible Service and pricing are described in the "SNBU" Supplement for Custom Solution PRO118).

          IBM Systems Assurance is required for network dial backup.

          DIAL BACKUP ALTERNATE NODE (DBAN)

          DBAN provides dial backup to an alternate node for SNA analog connections at speeds of 9,600 bps, 14,400 bps or 19,200 bps and SNA digital connections at 56,000 bps for both SNI host and non SNI connections. DBAN for analog connection provides 4,800 bps backup for a 2 wire connection and at original line speed for a 4 wire connection. DBAN for 56,000 bps digital connections provides backup at either 14,400 bps or 56,000 bps.

          The charges are as follows:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          An installation charge applies except when DBAN is ordered for installation at the same time as leased line connection. All interexchange and local exchange carrier charges will be passed through to customer.

          MANAGED DATA NETWORK SERVICES TRAFFIC CHARGES

                          *            *          *.


     2.2  MANAGED INTERNET AND INTRANET SERVICES

          2.2.1  IBM INTERNET CONNECTION SERVICES

          IBM INTERNET CONNECTION CORPORATE DIAL SERVICES

          *            *          *.  The charges are as
          follows:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *


          Other related charges for custom mail domain, monthly user ID mailbox charge and user ID registration charge are described in the IBM Global Services Managed Internet and Intranet Services Fee Schedule.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

          IBM GLOBAL NETWORK FIREWALL SECURITY OPTION

          IBM Global Network Firewall Security option is described in the IBM Global Services Managed Internet and Intranet Services Service Description in the section titled "Security.'

3.   DISCOUNTABLE CHARGES

     Eligible Services not listed under "Nondiscountable Charges" are eligible for discounts applied to the charges specified in the IBM Global Services Fee Schedules. Those discounts are specified below. Other applicable discounts are described in the applicable IBM Global Services Fee Schedules.

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          *               *            *          *.


          3.1 MANAGED ELECTRONIC TRANSACTION SERVICES DISCOUNT TABLE

          Discounts for Managed Electronic Transaction Services charges will be calculated as indicated in the following table:

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

          Managed Electronic Transaction Services charges, exclusive of Information Exchange charges, eligible for discount must not exceed
          * of the net monthly charges invoiced to you by IBM. If such charges exceed * of the net monthly charges, IBM will reevaluate the mix of charges to determine future discounts for Managed Electronic Transaction Services.

4.   EDUCATION

                          *            *          *          *
                          *            *          *          *.

5.   TRAINED PERSONNEL REQUIREMENTS

     QRS shall provide the following trained personnel:

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

                          *            *          *
                                [TABLE REDACTED]
                          *            *          *

6.   REVENUE GROWTH BONUS

                          *            *          *          *
                          *            *          *          *.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

C.   INTERNATIONAL CHARGES AND DISCOUNTS

1.   ELIGIBLE SERVICES

     In addition to the Eligible Services in the offering categories listed in the Solution Provider Profile, you are authorized to market the following Eligible Services under the Remarketer Terms in countries outside the United States:

          * Support Services
          * Capacity Services
          * Software Mall
          * SHOWBBS

Eligible Services are described in the applicable IBM Global Services Service Descriptions.

2.   DISCOUNTS

     A discount of * applies to all charges eligible for discount outside of the United States.

* Indicates that material has been omitted and confidential treatment has been requested therefor. All such omitted material has been filed separately with the Commission pursuant to Rule 24b-2.

                                                                          [LOGO]
IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT


--------------------------------------------------------------------------------


                                  TABLE OF CONTENTS

               SECTION             TITLE                         PAGE
                 1.           Our Relationship....................  2

                 2.           Ordering and Delivery...............  2

                 3.           Inventory Adjustments...............  3

                 4.           Price, Invoicing, Payment and Taxes.  3

                 5.           Licensed Internal Code..............  5

                 6.           Programs............................  5

                 7.           Export..............................  6

                 8.           Title...............................  6

                 9.           Risk of Loss........................  6

                10.           Installation and Warranty...........  6

                11.           Warranty Service....................  7

                12.           Marketing of Services for a Fee.....  7

                13.           Marketing of Financing..............  8

                14.           Engineering Changes.................  8

                15.           Ending the Agreement................  8


                                                                         [LOGO]
IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT


--------------------------------------------------------------------------------


1.   OUR RELATIONSHIP


     As our IBM Business Partner, you market to your Customers the Products and Services (including shrink-wrap Services) we provide to you. These terms apply to a Business Partner whose method of distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

     RESPONSIBILITIES

     Each of us agrees:

     1.   we offer a money-back guarantee to End Users for certain Products.
          You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

     2.   each of us is free to set its own prices and terms; and

     3. neither of us will discuss its Customer prices and terms in the presence of the other.

     OTHER RESPONSIBILITIES

     You agree:

     1. to refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense. as we specify in the operations guide:

     2. to provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations:

     3. to retain records, as we specify in the operations guide. of each Product and Service transaction (for example, a sale or credit) for three years:

     4. to provide us with marketing, sales, installation reporting and inventory information for our Products and Services, as we specify in the operations guide:

     5. that, when you are approved to market to Remarketers. to market Products and Services which require certification, only to Remarketers who are certified to market them:

     6.   to comply with all terms regarding Program upgrades:

     7. to provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide. to your Customers, before or upon delivery of Products and Services; and

     8. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.

2.   ORDERING AND DELIVERY

     You may order Products and Services from us as we specify ill the operations guide. You agree to order them in sufficient time to count toward your minimum annual attainment, if applicable.

     We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

     Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

     Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

     We select the method of transportation and pay associated charges for Products and Services we ship.

     We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

     If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.

3.   INVENTORY ADJUSTMENTS

     We will specify in your Exhibit the Products and Services to which this section applies.

     Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

     Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

     Certain Products may be acquired only as Machines Bond Programs packaged together as a solution. These Products must be returned with all their components intact.

     For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

     You agree to pay transportation and associated charges for Products and Services you return.

     Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

     You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

     We will reject any returned Products and Services that (do not comply with these terms.

4.   PRICE, INVOICING, PAYMENT AND TAXES PRICE AND DISCOUNT

     PRICE AND DISCOUNT

     The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both. Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

     The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

     PRICE AND DISCOUNT CHANGES

     We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

     Price increases for Products and Services included in a project do not apply to you for up to two years from the start date of a project (we will protect the price that was in effect at the time we received the first order for the project) if you documented the project to us and we approved and accepted such documentation. We will specify additional details, if any, to you in writing.

     We will specify in your Exhibit if the following credit terms do not apply to Products and Services we approve you to market.

     If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Product's date of installation or Service start date has not occurred. However, Products acquired from us under a special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the price you paid, after any adjustments, and the new price.

     THE FOLLOWING TERMS APPLY TO PROGRAMS LICENSED ON A RECURRING-CHARGE BASIS:

     We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

     INVOICING, PAYMENT AND TAXES

     Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

     You may use a credit only after we issue it.

     If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

     RESELLER TAX EXEMPTION

     You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

     PURCHASE MONEY SECURITY INTEREST

     You grant us a purchase money security interest in your proceeds front the sale of, and your accounts receivable for, a Product, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

     FAILURE TO PAY ANY AMOUNTS DUE

     If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

     1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period:

     2.   require payment on or before delivery of Products and Services;

     3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You agree to make the Products and Services available to us at a site that is mutually convenient;

     4.   not accept your order until any amounts due are paid:

     5.   terminate this Agreement; or

     6.   pursue any other remedy available at law.

     We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any or our Related Companies.

     In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

5.   LICENSED INTERNAL CODE

     We will identify each Specific Machine in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the Code is provided. We license the Code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

     YOUR RESPONSIBILITIES

     You agree to inform your End User, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. You agree to provide the applicable license agreement to your End User before the sale is finalized.

6.   PROGRAMS

     You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

     We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User, 2) you may copy and redistribute the media and documentation to the End User, or 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge to you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

     Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge (lie End User whatever amount you wish for the recurring-charge.

     PROGRAM SERVICES

     Program Services are described in the Programs license agreement. You are responsible to provide your Customers. who are licensed for a Program. the Program Services we make available to you.

     If the End User agrees in writing, you may:

     1. delegate this responsibility to another IBM Business Partner who is approved to market the Product, or

     2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

     If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However. if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.

7.   EXPORT

     You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

     If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

     We exclude these Products from:

     1.   any of your attainment toward your objectives; and

     2. qualification for applicable promotional offerings and marketing funds.

     We may also reduce future supply allocations to you by the number of exported Products.

8.   TITLE

     When you order a Machine, we transfer title to you when we ship file
     Machine.

     Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

     We do not transfer a Program's title.

9.   RISK OF LOSS

     We bear the risk of loss of, or damage to, a Product or Service until its initial delivery from us to you or, if you request and we agree, delivery from us to your Customer. Thereafter, you assume the risk.

10.  INSTALLATION AND WARRANTY

     We will ensure that Machines we install are in good working order and conform to their specifications, We provide instructions to enable the set-up of Customer-Set-Up Machines. We are not responsible for the installation of Program or non-IBM Machines. We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for review before the sale is finalized, unless we specify otherwise.

     We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

     We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers. suppliers, or publishers may provide their own warranties to you.

     For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) the manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

     DATE OF INSTALLATION FOR A MACHINE WE ARE RESPONSIBLE TO INSTALL

     The Date of Installation for a Machine we are responsible to install is the business day after the day 1) we install it or, 2) it is made available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

     THE DATE OF INSTALLATION FOR A CUSTOMER-SET-UP MACHINE

     The Date of Installation for a Customer-Set-Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End User's sales receipt. You must also notify us of this date upon our request.

     INSTALLATION OF MACHINE FEATURES, CONVERSIONS, AND UPGRADES

     We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed pails are genuine, and unaltered, and in good working order. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature. conversion, or upgrade to us at your expense.

11.  WARRANTY SERVICE

     We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

     When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

     When you are responsible for providing Warranty Service. you agree to do so according to the terms we specify in the Warranty Service Attachment.

12.  MARKETING OF SERVICES FOR A FEE

     If you marketed a Product to an End User under this Agreement, or if you are approved in your Profile to market a Service, you may, as we specify in the Exhibit, 1) market Services, or 2) provide a qualified lead to us so that we may market Services, to the End User on any machine or program, and receive a fee from us. We provide Services to the End User under the terms of our applicable agreement, signed by the End User.

     You will receive a fee for a lead when it 1) is submitted oil the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results, in (the End User ordering the Service from us within six months from the date we received the lead from you.

     Alternatively, you will receive a fee for marketing when 1) You identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) if a standard Statement of Work is used. there are no changes, and no marketing assistance from us is required.

     You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

     We will not pay you the fee if the machine or program is already under the applicable Service or if there is agreement to place the Machine or Program under the applicable Service or if the Service was terminated by the End User within the last six months.

     If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any payments we made to you associated with it. The reimbursement may be prorated if the Service is on a recurring charge basis.

     We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to You, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

13.  MARKETING OF FINANCING

     If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

     We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree that, for the items that will be financed 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

     We will pay you or the supplier when the End User has initiated financing and acknowledged acceptance of the items being financed.

14.  ENGINEERING CHANGES

     You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

     During the warranty period, we manage and install engineering changes at:

     1. your or your Customer's location for Machines for which we provide Warranty Service; and

     2.   your location for other Machines.

     Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor as we specify.

15.  ENDING THE AGREEMENT

     Either of us may terminate this Agreement, with or without cause. on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

     If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

     However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document: if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the, notice called for in this section and we are not liable for any claims or losses if we do so.

     At the end of this Agreement, you agree to:

     1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid: and

     2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you.

     Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the day this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

     At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. When allowable by applicable law, we may offset any amounts due you against amounts due us or any of our Related Companies.

     You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

IBM BUSINESS PARTNER AGREEMENT
                                                                          [LOGO]
GENERAL TERMS

--------------------------------------------------------------------------------


                                  TABLE OF CONTENTS

               SECTION             TITLE                              PAGE

               1.        Definitions.................................  2

               2.        Agreement Structure and Contract Duration...  3

               3.        Our Relationship............................  4

               4.        Status Change...............................  5

               5.        Confidential Information....................  5

               6.        Marketing Funds and Promotional Offerings...  6

               7.        Production Status...........................  6

               8.        Patents and Copyrights......................  6

               9.        Liability...................................  7

               10.       Trademarks..................................  7

               11.       Changes to the Agreement Terms..............  8

               12.       Internal Use Products.......................  8

               13.       Demonstration. Development and Evaluation
                         Products....................................  8

               14.       Electronic Communications...................  9

               15.       Geographic Scope............................  9

               16.       Governing Law...............................  9


IBM BUSINESS PARTNER AGREEMENT
                                                                          [LOGO]
GENERAL TERMS
--------------------------------------------------------------------------------

1.   DEFINITIONS

     BUSINESS PARTNER is a business entity which is approved by us to market Products and Services under this Agreement.

     CUSTOMER is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End Users or Remarketers, or both.

     END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own use and not for resale.

     ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

     LICENSED INTERNAL CODE is called "Code'. Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

     MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

     PRODUCT is a Machine or Program, that we approve you to market, as we specify in your Profile.

     PROGRAM is an IBM Program or a non-IBM Program provided by us, under its applicable license terms, that we approve you to market.

     RELATED COMPANY is any corporation, company or other business entity:

     1. more than 50 percent of whose voting shares are owned or Controlled indirectly, by either of us, or

     2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

     3. more than 50 percent of whose voting shares are under common ownership or control directly or indirectly with the voting shares of either of us.

     However, any such corporation, company or other business, entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vole for the election of directors or other managing authority.

     REMARKETER is a business entity which acquires Products, and Services, as applicable, for the purpose of marketing.

     SERVICE is performance of a task, provision of advice and counsel. assistance, or use of a resource (such as a network and associated enhanced communication and support) treat we approve you to market.

2.   AGREEMENT STRUCTURE AND CONTRACT DURATION

     PROFILES

     We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

     GENERAL TERMS

     The General Terms apply to all of our Business Partners.

     ATTACHMENTS

     We describe, in a document entitled an "Attachment". additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

     EXHIBITS

     We describe in an Exhibit, specific information about Products and Services, for example, the Products and Services you may market, and warranty information the Products.

     TRANSACTION DOCUMENTS

     We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

     1.   invoices (item, quantity, price, payment terms and amount due); and

     2. order acknowledgements (confirmation of Products and quantities ordered).

     CONFLICTING TERMS

     If there is a conflict among the terms in the various documents, the terms of:

     1.   a transaction document prevail over those of all the documents;

     2. an Exhibit prevail over the terms of the Profile. Attachment and the General Terms;

     3.   a Profile prevail over the terms of an Attachment and the General
          Terms: and

     4.   an Attachment prevail over the terms of the General Terms.

     If there is an order of precedence within a type of document. such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

     OUR ACCEPTANCE OF YOUR ORDER

     Products and Services become subject to this Agreement when we accept your order by:

     1.   sending you a transaction document; or

     2.   providing the Products or Services.

     ACCEPTANCE OF THE TERMS IN A TRANSACTION DOCUMENT

     You accept the terms in a transaction document by doing any of the following:

     1.   signing it (those requiring a signature must be signed):

     2.   accepting the Product or Services;

     3.   providing the Product or Services to your Customer: or

     4.   making any payment for the Product or Services.

     CONTRACT DURATION

     We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the other with three months written notice if this Agreement will not be renewed.

3.   OUR RELATIONSHIP

     RESPONSIBILITIES

     Each of us agrees that:

     1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

     2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

     3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

     4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

     5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends. remain in effect until fulfilled and apply to respective successors and assignees:

     6.   we may withdraw a Product or Service from marketing at any time:

     7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement:

     8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver:

     9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time. either in relation to that default or any subsequent one;

     10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

     11. IBM reserves the right to assign, in whole or in part this, Agreement and any orders hereunder, to any other IBM Related Company:

     12.  IBM does not guarantee the results of any of its marketing plans: and

     13. each of us will comply with all applicable laws and regulations (such as those governing consumer transactions).

     OTHER RESPONSIBILITIES

     You agree:

     1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

     2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

     3.   to maintain the criteria we specified when we approved you;

     4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

     5. not to assign or otherwise transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Otherwise, any attempt to do so is void:

     6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expenses associated with it such as your equipment and communication costs;

     7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

     8. to promptly provide us with IBM documents we may require from you or the End User (for example, our license agreement signed by the End
          User) when applicable; and

     9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred.

     OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT

     We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business hours.

     If, during our review of your compliance with this Agreement. we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the broach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the Products or Services or we may offset any amounts due to you from us.

4.   STATUS CHANGE

     You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition. Utilities,, structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM relay, at its sole discretion, immediately terminate this Agreement.

5.   CONFIDENTIAL INFORMATION

     This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. "Confidential Information" means:

     1.   all information IBM marks or otherwise states to be confidential:

     2.   any of the following prepared or provided by IBM:

     a.   sales leads,

     b.   information regarding Prospects,

     c.   unannounced information about Products and Services,

     d.   business plans, or

     e.   market intelligence;

     f. any of the following written information you provide to us on our request and which you mark as confidential:

          1)   reporting data,

          2)   financial data, or

          3)   the business plan.

     All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.   MARKETING FUNDS AND PROMOTIONAL OFFERINGS

     We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.   PRODUCTION STATUS

     Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.   PATENTS AND COPYRIGHTS

     For the purpose of this section only, the term Product includes Licensed Internal Code (if applicable).

     If a third party claims that a Product we provide under this Agreement infringes that party's patents or Copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

     1.   promptly notify us in writing of the claim: and

     2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

     If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. if we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request.
     We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit). or
     2) the depreciated price.

     This is our entire obligation to you regarding any claims of infringement.

     CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

     We have no obligation regarding any claim based oil any of the following:

     1.   anything you provide which is incorporated into a Product:

     2. your modification of a Product, or a Program's use in other than its specified operating environment:

     3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

     4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.   LIABILITY

     Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

     OUR LIABILITY

     We are responsible only for:

     1.   payments referred to in the "Patents and Copyrights" section above;

     2. bodily injury (including death), and damage to real property and tangible personal property caused by our Products: and

     3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

     ITEMS FOR WHICH WE ARE NOT LIABLE

     Under no circumstances (except as required by law) are we liable for any of the following:

     1. third-party claims against you for losses or damages (other than those under the first two items above in the subsection entitled "Our Liability");

     2.   loss of, or damage to, your records or data; or

     3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

     YOUR LIABILITY

     In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations, or warranties not authorized by US) assisting out of your conduct under this Agreement or as a result of your relations with anyone else.

10.  TRADEMARKS

     We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade remarks and service marks) only:

     1.   within the geographic scope of this Agreement;

     2.   in association with Products and Services we approve you to market;
          and

     3.   as described in the written guidelines provided to you.

     The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

     You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree, to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

     You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

     Our Trademarks, and any goodwill resulting from your use of them. belong to us.

11.  CHANGES TO THE AGREEMENT TERMS

     We may change the terms of this Agreement by giving you one month's written notice.

     We may, however, change the following terms without advance notice:

     1.   those we specify in this Agreement as not requiring advance notice;

     2.   those of the Exhibit unless otherwise limited by this Agreement; and

     3.   those relating to safety and security.

     Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in an order or other communication from you are void.

12.  INTERNAL USE PRODUCTS

     You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

     We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Such Products do not count (except for personal computer and Printing System Products which do count) toward 1) your minimum annual attainment 2) determination of your discount or price, as applicable or 3) for determining your marketing or promotional funds.

     Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13.  DEMONSTRATION, DEVELOPMENT AND EVALUATION PRODUCTS

     You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities. Additionally, such Products do not count (except for personal computer and Printing System Products, which do count) toward 1) your minimum annual attainment 2) determination of your discount or price, as applicable or 3) for determining your marketing or promotional funds.

     We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

     If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

     We may decrease the discount we provide for such Products on one month's written notice.

     You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.

14.  ELECTRONIC COMMUNICATIONS

     Each of us may communicate with the other by electronic means. and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications. an identification code (called a "user ID") contained in an electronic document is legally sufficient to verify the sender's identity and the document's authenticity.

15.  GEOGRAPHIC SCOPE

     All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

16.  GOVERNING LAW

     The laws of the State of New York govern this Agreement.

     The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

IBM BUSINESS PARTNER AGREEMENT
                                                                          [LOGO]
INTERNATIONAL ATTACHMENT FOR SOLUTION PROVIDER - REMARKETER

--------------------------------------------------------------------------------

THE TERMS OF THIS ATTACHMENT PREVAIL OVER THE TERMS OF THE REMARKETER TERMS ATTACHMENT.

Under the terms of this Attachment, the Business Partner Lead Company agrees to coordinate the activities of its local Business Partner Companies, and the IBM Lead Company agrees to coordinate the activities of the local IBM country organizations (IBM Companies). All such local Business Partner Companies and local IBM Companies are specified in the "Details of Our Agreement" section of the Profile for each country in which the local Business Partner Company is approved to market.

Terms that are unique to a country are included in each of the Agreement's applicable documents. The terms of the Agreement applicable to the country in which the Eligible Services are acquired by the Customer apply. All references in the Agreement to "Country Name" are deemed to be the country in which Eligible Services are acquired by the Customer.

The Business Partner Lead Company will distribute copies of the Agreement (including this Attachment and any other applicable Attachment) to their local Business Partner Companies. The IBM Lead Company will distribute copies of the Agreement (including this Attachment and any other applicable Attachment) to their local IBM Companies. The local Business Partner Company and the local IBM Company, in a country, will acknowledge between each other, written acceptance of the Agreement either by initially ordering Eligible Services, or by other written confirmation.

As the Business Partner Lead Company, you warrant that, in accepting the terms of this Attachment, all of your local Business Partner Companies are Related Companies. However, with IBM approval which shall not be unreasonably withheld, you may use authorized sales agents to represent you in a particular country.
In the event you are approved to use sales agents, you agree to maintain an appropriate agreement with each of your sales agents requiring them to comply with the applicable terms of this Agreement. Local Business Partner Companies may provide local transaction documents, such as service descriptions, to your local sales agents on your behalf. You agree to designate your local sales agents as your authorized representatives for receipt and acceptance of service of legal process (including, but not limited to, lawsuits, subpoenas, summonses, and the like). Further, you agree to consent to jurisdiction in all countries in which Eligible Services are being provided to you or your agents. We may proceed against you directly if your agents engage in activities that violate the applicable terms of this Agreement, its Attachments and transaction documents, including but not limited to filing claims or suits against you directly in the country in which we are providing Eligible Services to you or your sales agents.

The Agreement (including this Attachment but excluding transaction documents and the Exhibit) is written in English.

WORLDWIDE AGGREGATION

We provide discounts based on the volume committed by the Business Partner Lead Company, aggregated worldwide, for Eligible Services specified on the Profile. Only Eligible Services acquired directly from IBM or an IBM affiliated network services provider: 1) count toward worldwide aggregation; and 2) are eligible for the discount we provide.

During the contract period, the Business Partner Lead Company may increase the volume commitment to qualify for increased discounts, if applicable. Such discounts apply only to provision of Eligible Services after the revised volume commitment is accepted by the IBM Lead Company.

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